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                                                                   Exhibit 10(a)

                     THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT


    Third Amendment dated as of May 29, 1997 to Agreement made as of December 16, 1996 (as amended to date, the "Agreement") between West Coast Entertainment Corporation, a Delaware corporation with its principal office at One Summit Square, Suite 200, Route 413 & Doublewoods Road, Newtown, PA 19047-2313 (the "Buyer"), and Choices Entertainment Corporation, a Delaware corporation with its principal office at 836 West Trenton Avenue, Morrisville, Pennsylvania 19067 (the "Seller").

    For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree to amend the Agreement as follows:

    1. The last two sentences of Section 1.6 of the Agreement are hereby amended to read in their entirety as follows:

    "As used herein, "Termination Date" shall mean the earlier to occur of
    (x) the date which is 30 days after the date of closing of a public offering or private placement of Buyer's debt or equity securities to third parties, resulting in gross proceeds to the Buyer in an amount sufficient to enable the Buyer to consummate the transactions contemplated hereby and certain additional acquisitions (the "Offering"), and (y) June 30, 1997. The Buyer hereby covenants and agrees to use commercially reasonable efforts to consummate the Offering on or before June 30, 1997."

    2.   In all other respects, the Agreement is hereby ratified and confirmed.

    IN WITNESS WHEREOF, this Third Amendment is hereby executed as of the date set forth above.

                             CHOICES ENTERTAINMENT CORPORATION


                             By: /s/ Ronald W. Martignoni
                                 -------------------------
                             Title: President

                             WEST COAST ENTERTAINMENT
                             CORPORATION


                             By: /s/ Richard Kelly
                                 -------------------------
                             Title:Chief Financial Officer